Exhibit 10.41(a)

                             SECOND AMENDMENT TO THE
                           UCAR CARBON RETIREMENT PLAN
                           ---------------------------



          The UCAR Carbon  Retirement  Plan (As Amended and  Restated  Effective

January 1, 1994) (the "Plan") is amended as follows:



          1. Effective January 1, 1995,  Schedule 1.14 of the Plan is amended to add the "UCAR International Inc. Bonus II Plan" thereto.

          2. Effective January 1, 1996,  Schedule 1.14 of the Plan is amended in its entirety to read as follows:

                    "Schedule 1.14
                    --------------

                    Incentive Compensation Plans
                    ----------------------------

                    The Incentive Compensation Plans referred to in the Plan shall mean the following plans (and any predecessor or successor plans thereto):

                    UCAR Carbon Company Inc. Opportunity Sharing Plan UCAR International Inc. Management Incentive Plan UCAR International Inc. Officers Incentive Plan UCAR International Inc. Bonus II Plan"



                                             UCAR CARBON COMPANY INC.




Dated:  May 7, 1996                          By:    /s/ Peter B. Mancino
                                                  ------------------------


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